Exhibit 10.2

Z TRIM HOLDINGS, INC.

Subscription Documentation Package

August 2013-December 2013

Equity

THE OFFERING

Issuer .....................................................	Z Trim Holdings, Inc., an Illinois corporation (the “Company”).
Securities Being Offered ......................
Shares of Common Stock at a price per share of $1.05, and for every two shares of Common Stock purchased, shall receive a 5-year Warrant to purchase one additional share of Common Stock at a price of $1.50 per share (this Warrant shall not contain any anti-dilution provisions).

Registration Rights……………………..
Holders will be entitled to “piggyback” registration rights on all registration statements of the Company.  However, if after 6 months a shareholder is eligible to have the restrictions removed on the Common Stock pursuant to Rule 144, the Company will provide an attorney opinion letter to effectuate such removal, and will not include such Common Stock on a registration statement.

Minimum Investment .....................	$50,000.00. The Company may accept investments for less than the minimum investment amount in its sole discretion.
Offering Size .....................................	Maximum Amount: Up to $5,000,000
Offering Period……………………….	It is anticipated that Offering Period will terminate on January 1, 2014
Plan of Offering ..............................
The Company will offer the Units directly to individuals and entities that qualify as Accredited Investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The company reserves the rights to engage finders and or brokers to assist in selling the units, in such event it may agree to pay finder’s fees and or commissions between 5 and 8%.

OTC Markets symbol .....................	ZTHO
Lock-up…………………………………
Investors shall agree in connection with a public offering of equity and/or equity-linked securities, if requested by the managing underwriter, not to sell or transfer any shares of Common Stock of the Company (excluding shares acquired in or following the public offering) for a period of up to 180 days following the public offering subject to extension to facilitate compliance with FINRA rules (provided all directors and officers of the Company and 5% or more stockholders agree to the same lock-up).

The final terms of any such offering must be approved by the Z Trim Holdings, Inc. Board of Directors.

To subscribe for Shares in the private offering of

Z TRIM HOLDINGS, INC.

1.           Date and Fill in the number of Shares being subscribed for and Complete and Sign the Signature Page included in the Subscription Agreement.

2.           Initial the Accredited Investor Certification page attached to this letter.

3.	Complete and Return the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

4.	Fax or e-mail all forms to Brian Chaiken (847) 549-6146 or brian.chaiken@ztrim.com and then send all signed original documents with a check to:

Brian Chaiken

Chief Financial Officer

Z Trim Holdings, Inc.

1011 Campus Drive

Mundelein, IL 60060

5.	Please make your subscription payment payable to the order of Z Trim Holdings, Inc.

For wiring funds, send directly to the following account:

Acct. Name:	Z Trim Account
ABA Number:                         071925046
A/C Number:                         10143857
FBO:

Investors will purchase the number of shares of Common Stock set forth on the signature page to the Subscription Agreement at a purchase price of $1.05 per share, and for every two shares of Common Stock purchased, shall receive a 5-year Warrant to purchase one additional share of Common Stock at a price of $1.50 per share (this Warrant shall not contain any anti-dilution provisions).  The subscription for the Common Stock and Warrant will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Term Sheet.

All subscription funds will be immediately available to the Company.  If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon.

Questions regarding completion of the subscription documents should be directed to Brian Chaiken (847) 549-6002.  ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

SUBSCRIPTION AGREEMENT

FOR Z TRIM HOLDINGS, INC.

Z Trim Holdings, Inc.
1011 Campus Drive
Mundelein, IL 60060

Ladies and Gentlemen:

1.           Subscription.

(a)            The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase a unit or shares (each, a “Unit” and collectively, the “Shares”) at a purchase price of $1.05 per share of common stock, $.00005 par value (the “Common Stock”) of the Company, and for every two shares of Common Stock purchased, shall receive a 5-year Warrant to purchase one additional share of Common Stock at a price of $1.50 per share (this Warrant shall not contain any anti-dilution provisions).

2.            Payment.  The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, Z Trim Holdings, Inc., pursuant to the wire instructions provided by the Company, in the full amount of the purchase price of the Shares being subscribed for (the “Subscription Amount”).  Together with the check for, or wire transfer of, the full Subscription Amount, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement.

3.           Deposit of Funds.  All payments made as provided in Section 2 hereof shall be deposited by the Company as soon as practicable in its corporate bank account.  If the Company rejects a Purchaser’s subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected Subscription Amount or the rejected portion thereof will be returned promptly to the Purchaser without interest accrued thereon or deduction therefrom.

4.            Acceptance of Subscription.  The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement.  If Purchaser’s subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.  If Purchaser’s subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

5.            Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the Shares of Common Stock offered pursuant to the Term Sheet are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  The Purchaser understands and has advised each of its equity owners that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)           The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Term Sheet and all other documents requested by the Purchaser or its Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c)           Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved the Common Stock, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Term Sheet.  The Term Sheet has not been reviewed by any Federal, state or other regulatory authority;

(d)           All documents, records, and books pertaining to the investment in the  (including, without limitation, the Term Sheet) have been made available for inspection by the Purchaser and its Advisors, if any;

(e)          The Purchaser has carefully read the Term Sheet and the Company’s most recent Annual Report, including the section entitled “Risk Factors.”  The Purchaser and its advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any, and the Purchaser and its Advisors have had access, including through the EDGAR system, to true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “10-K”) and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the filing of the 10-K and prior to the date hereof including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed with the Securities and Exchange Commission on  August 14, 2013 (the “10 Q”), and have reviewed such filings;

(f)             In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the filings or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing;

(g)             Neither the Purchaser nor any of its equity owners is aware of, or is in anyway relying on and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio, or over the Internet, in connection with the offering and sale of the  and is not subscribing for  and did not become aware of the offering of the  through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)            The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i)            The Purchaser, either alone or together with its Advisor(s), if any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Shares to evaluate the merits and risks of an investment in the  Shares and the Company and to make an informed investment decision with respect thereto;

(j)            The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k)            The Purchaser is acquiring the Shares solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any of the Shares, or Common Stock issuable, and the Purchaser has no plans to enter into any such agreement or arrangement;

(1)            The purchase of the Shares represents high risk capital and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company.  The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares, or the Common Stock issuable may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the securities included in the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Shares.  Unless made the subject of an effective registration Statement filed under the Securities Act, the Common Stock issuable will not be transferable until at least 6 months after conversion or payment in full upon exercise and then only upon compliance with the conditions of Rule 144 promulgated under the Securities Act.

(m)            The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares, or any of the Common Stock for an indefinite period of time;

(n)            The Purchaser is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the matters set forth in the Form 10-K and, in particular, the matters under the caption “Risk Factors” therein, and, in particular, acknowledges that such risks may materially adversely affect the Company’s results of operations and future prospects;

(o)            The Purchaser and each of its equity owners is an “accredited investor” as that term is defined in Regulation D under the Securities Act, and the Purchaser has truthfully and accurately completed the Accredited Investor Certification contained herein;

(p)            The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)             The Purchaser and its advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Term Sheet and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Term Sheet.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Shares;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities.  Each of the equity owners of the Purchaser is knowledgeable about investment considerations in public companies and, in particular, public companies traded on the OTCBB.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive.  This investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Term Sheet were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained in the Term Sheet;

(w) Within five days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x) The Purchaser’s substantive relationship with the Company predates the Company’s contact with the Purchaser regarding an investment in the Shares;

(y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TERM SHEET.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z) The Purchaser acknowledges that none of the Shares, or the Common Stock have been recommended by any Federal or state securities commission or regulatory authority.  In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement.  Any representation to the contrary is a criminal offense.  Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time; and

(aa) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

(bb) The Purchaser represents that it has complied with applicable anti-terrorism/anti-money laundering measures, and the Purchaser is not in violation of the Executive Order 13224 (the “Order”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act or other anti-terrorist/anti-money laundering measures.  Neither the Purchaser nor any of its equity owners is a Specially Designated National as defined in the Order.

6.          Representations and Warranties of the Company.  The Company hereby acknowledges, represents, warrants, and agrees as follows:

(a) The Company is duly organized, validly existing and in good standing under the laws of the State of Illinois.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which failure to do so would have a material adverse effect on the assets, business, properties, operations, financial condition or prospects of the Company and has all requisite power to own its respective properties and to carry on its respective businesses as now being conducted and as proposed to be conducted.  The Company has all requisite power to execute, deliver and perform its obligations under the offering documents entered into in connection with the Offering by the Company, which offering documents include, without limitation, this Subscription Agreement;

(b) The execution and delivery of the Transaction Documents and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company and no other proceedings on the part of the Company are necessary.  The person(s) executing the Transaction Documents on behalf of the Company has all right, power and authority to execute and deliver such agreements in the name and on behalf of the Company.  The Transaction Documents have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the subscriber hereto, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and the availability of equitable remedies.

(c) Neither the execution and delivery by the Company of this Subscription Agreement nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of the Company pursuant to the organizational documents of the Company, or any material contract, agreement, mortgage, indenture, lease or instrument to which it is a party or by which it is bound or to which its assets are subject, or any requirement of law to which it or its assets are subject, which conflict, breach, violate, default or could reasonably be expected to have a material adverse effect;

(d) The Company has filed in a timely manner (including pursuant to an extension thereof on Form 12b-25) all required reports, proxy statements and other filings required to be filed with or furnished to the Commission during the twelve (12) months prior to the date of this Agreement (the “Exchange Act Filings”).  On their respective dates of filing, the Exchange Act Filings complied as to form in all material respects with the requirements of the Exchange Act applicable to such Exchange Act Filings and the Exchange Act Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and all financial statements contained in the Exchange Act Filings fairly present in all material respects the financial position of the Company on the dates of such statements and the results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods involved and prior periods, except as otherwise indicated in the Exchange Act Filings including the notes to such financial statements;

(e) Trading in the Company’s Common Stock has not have been suspended by the Commission or any trading market and at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) has not have been suspended or limited, and minimum prices have not have been established on securities whose trades are reported by Bloomberg.  Except as set forth in the Exchange Act Filings, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements;

(f) Since December 31, 2012 and through the date of this Agreement except as otherwise reflected in the Exchange Act Filings or the Term Sheet, (a) the business of the Company and its Subsidiaries has been carried on and conducted in all material respects, in the ordinary course of business consistent with past practice and (b) there has not been any material adverse effect or any fact, circumstance, event, change, occurrence or effect that, individually or in the aggregate, would be reasonably expected to have a material adverse effect, and (c) there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution in cash, stock, property or otherwise in respect of the Company’s or any of its Subsidiaries’ capital stock, except for any dividend or distribution by a Subsidiary to the Company; (ii) any redemption, repurchase or other acquisition of any  of capital stock of the Company or any of its Subsidiaries; (iii) any material change by the Company in its accounting principles; or (iv) any material tax election made by the Company or any of its Subsidiaries or any settlement or compromise of any material tax liability by the Company or any of its Subsidiaries;

(g) The Company has also previously furnished the Purchaser the10-Q and the10-K, each as filed with the Securities and Exchange Commission.  The capitalization table as reflected in the 10-K is true and complete. The audited financial statements therein contained present fairly, in all material respects, the financial position of the Company as of December 31, 2012;

(h) All consents, approvals or authorizations of or declarations, registrations or filings with any agency, authority, instrumentality, regulatory body, court, administrative tribunal or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any central bank or similar monetary or regulatory authority), and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing (“Governmental Authority”) or any other Person, including any creditor or stockholder of the Company, required in connection with the execution or delivery by the Company of the Common Stock to which the Company is a party, or the performance by the Company of its obligations hereunder and thereunder, or as a condition to the legality, validity or enforceability of Common Stock have been obtained or effected on or prior to the date hereof;

(i) There are no actions, suits, or proceedings pending, or, to the Company’s knowledge, threatened against or affecting the Company, or any of its  properties or rights which, if adversely determined, individually or in the aggregate would have a material adverse effect.  There are no actions, suits or proceedings pending, or, to the Company’s knowledge, threatened in writing against the Company which seek to enjoin, or otherwise prevent the consummation of, the transactions contemplated herein or to recover any damages or obtain any relief as a result of any of the transactions contemplated herein in any court or before any arbitrator of any kind or before or by any governmental authority;

(j) All material agreements to which the Company or any of its Subsidiary are a party or to which the property or assets of the Company or any of its Subsidiaries are subject are included as part of or specifically identified in the Exchange Act Filings;

(k) Except as may have been waived, the Company is not in default under or with respect to any provision of any of its securities, organizational documents, or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which it is a party or by which it or any of its property is bound which, individually or together with all such defaults, could reasonably be expected to have a material adverse effect.

(l) The Company possesses all material franchises, certificates, licenses, permits, registrations, and other authorizations from Governmental Authorities, that are necessary for the ownership, maintenance and operation of their respective properties and assets, and for the conduct of its businesses as now conducted, and the Company is not in violation of any thereof in any material respect;

(m) The Company is not now and has not been, at any time, during the past 10 years, a shell company, as defined by Rule 405 of the Securities Act of 1933;

(n) Neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of the Company in connection herewith, including but not limited to the Term Sheet, contained, as of its respective date, or now contains, any untrue statement of a material fact or as of any such date omitted, or now omits, to state a material fact necessary in order to make the statements contained herein and therein not misleading.

7.          Covenants.

To the extent it may be required, the Company shall file with the Commission a Current Report on Form 8-K (“Form 8-K”) disclosing the sale of unregistered securities to the Purchaser, the entry into this Subscription Agreement and a press release announcing the sale of the Shares to the Purchaser within the required time period.

8.          Indemnification.  Each of the parties hereto agrees to indemnify and hold harmless the other party their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by such party of any covenant or agreement made by such party herein or in any other document delivered in connection with the Transaction Documents.

9.           Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

10.           Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

12.          Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares of Common Stock issuable by the Company shall be made only in accordance with all applicable laws.

13.          Applicable Law.  This Subscription Agreement shall be governed by and construed under the laws of the State of Illinois as applied to agreements among Illinois residents entered into and to be performed entirely within Illinois.  Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the 19th Judicial Circuit Court of Lake County, Illinois, or in the United States District Court for the Northern District of Illinois, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the 19th Judicial Circuit Court of Lake County, Illinois, and the United States District Court for the Northern District of Illinois in any such suit, action or proceeding.  Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the 19th Judicial Circuit Court of Lake County, Illinois, or in the United States District Court for the Northern District of Illinois and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

14.          Blue Sky Qualification.  The purchase of Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15.          Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16.          Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the “Information”).  The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.  The Purchaser represents that each of its equity owners have signed similar confidentiality agreements covering the Information.

17.          Miscellaneous.

(a)            This Subscription Agreement, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Common Stock.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

Z TRIM HOLDINGS, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT,

Purchaser hereby elects to purchase a total of 468,571 Shares at a price of $1.05 per Share plus a 5-year Warrant to purchase 1 additional Share at an exercise price of $1.50 per Share for every two Shares purchased pursaunt to this offering.  (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2013

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________                                            ______________________________
Print Name(s)                                                                         Social Security Number(s)

___________________________                                              ______________________________
Signature(s) of Purchaser(s)                                                            Signature

____________________________                                           ______________________________
Date                                                                      Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name
By:           Brightline Ventures I-C
Name
______________________________
Federal Taxpayer Identification Number

By:  Ed Smith                                                                              Delaware
       Name:                                        State of Organization
Title:

       9/18/13                                                   1120 Ave. of the Americas, Suite 1505
       Date                                                                Address

Z TRIM HOLDINGS, INC.

By:           Steve Cohen
    Authorized Officer